UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                             _______________

                               FORM 8-K/A

                             (Amendment #1)

                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  September 23, 2003

                             CRDENTIA CORP.
            (Exact name of Registrant as Specified in its Charter)

DELAWARE                         0-31152          76-0585701
(State or Other Jurisdiction (Commission File  (I.R.S. Employer
of Incorporation)              Number)          Identification Number)


        455 Market Street, Suite 1220, San Francisco, California 94105
            (Address of principal executive offices)  (Zip Code)


                             (415) 543-1535
             (Registrant's telephone number, including area code)

             ____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. Acquisition or Disposition of Assets.

On October 2, 2003, we, Crdentia Corp., Nurses Network, Inc., NNI Acquisition Corporation, a wholly owned subsidiary of Crdentia, and certain shareholders of Nurses Network, Inc. consummated the merger of NNI Acquisition Corporation with and into Nurses Network, Inc. pursuant to the terms of the Agreement and Plan of Reorganization dated July 16, 2003, as amended on September 9, 2003. On our current report filed on Form 8-K filed with the Securities and Exchange Commission on October 8, 2003, we announced our consummation of the merger.

We hereby amend Item 7 of our current report on Form 8-K filed on October 8, 2003 to include financial statements of the businesses acquired and pro forma financial information in accordance with Item 7(a)(4) and Item 7(b)(2) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are being made to our current report on Form 8-K filed on October 8, 2003.


ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements of Nurses Network, Inc. required to be filed pursuant to Item 7(a) of Form 8-K are attached hereto as Exhibit 99.1,

(b)  Pro Forma Financial Statements.

The pro forma financial information required to be filed pursuant is attached hereto as Exhibit 99.2.

The pro forma financial information attached to this report as Exhibit 99.2 also includes the pro forma financial information for New Age Staffing, Inc. and Baker Anderson Christie, Inc. previously included in Exhibit 99.2 to Form 8-K/A filed on October 21, 2003.

(c)   Exhibits.


99.1    Financial Statements of Nurses Network, Inc.
99.2    Pro Forma Financial Information for Nurses Network, Inc..



                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      CRDENTIA CORP.
Date :  November 7, 2003
                                                     /S/ LAWRENCE M. DAVIS
                                                    By: Lawrence M. Davis,
                                                    Chief Financial Officer
                                                          and Secretary

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EXHIBIT INDEX

Exhibit No.     Description




99.1            Financial Statements of New Age Staffing, Inc.

99.2            Pro Forma Financial Information for New Age Staffing, Inc.



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